EATON VANCE INSTITUTIONAL SHORT-TERM TREASURY FUND

Supplement to Prospectus dated May 2, 2005

The last sentence of the second paragraph of “Information about the Fund" under "Shareholder Account Features" is replaced with the following:

The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) as of the most recent month end on the Eaton Vance website approximately ten business days after month end.

August 9, 2005

ISTTPS